                         SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C. 20549

                               -----------------------

                                      FORM 8-K

                                    CURRENT REPORT
                         PURSUANT TO SECTIONS 13 OR 15(d) OF
                         THE SECURITIES EXCHANGE ACT OF 1934



                                    March 18, 1998
                   Date of Report (Date of earliest event reported)


                                @ Entertainment, Inc.
-------------------------------------------------------------------------------
                (Exact name of Registrant as Specified in Charter)



          Delaware                    000-22877             06-1487156
-------------------------           -------------       -------------------
(State or Other Juris. of            (Commission           (IRS Employer
 Incorporation)                      File Number)        Identification No.)


One Commercial Plaza
Hartford, Connecticut 06103-3585
------------------------------
(Address of Principal
Executive Offices)


                             (860) 549-1674
                     -------------------------------
                     (Registrant's telephone number,
                         including area code)

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Item 5.  Other Events.

         On March 18, 1998, @ Entertainment, Inc. (the "Company") issued a press release related to the Company's financial results for the year ended December 31, 1997. A copy of the press release is attached as Exhibit 99 and is incorporated herein by reference.

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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     (a) Financial statements of businesses acquired.

         Not applicable.

     (b) Pro forma financial information.

         Not applicable.

     (c) Exhibits.

               Number            Description
               ------            -----------

                99               Press Release of @ Entertainment, Inc.
                                 dated March 18, 1998.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             @ Entertainment, Inc.



Date: March 19, 1998                    By:   /s/ Przemyslaw Szmyt
                                             --------------------------------
                                             By:  Przemyslaw Szmyt
                                             Its: Vice President, Secretary
                                                    and General Counsel

                                  EXHIBIT INDEX

NUMBER   DESCRIPTION                                                        PAGE

99.      Press Release of @ Entertainment, Inc. dated March 18, 1998.